                                                                      EXHIBIT 24


                      WILLIAMS HOLDINGS OF DELAWARE, INC.

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of WILLIAMS HOLDINGS OF DELAWARE, INC., a Delaware corporation ("Williams"), does hereby constitute and appoint
J. FURMAN LEWIS, BOBBY E. POTTS and DAVID M. HIGBEE their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Williams, as hereinafter set forth below their signature, to sign Williams' Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1995, and any and all amendments to said registration statement and any and all instruments necessary or incidental in connection therewith; and

                 THAT the undersigned Williams does hereby constitute and appoint J. FURMAN LEWIS, BOBBY E. POTTS and DAVID M. HIGBEE its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith.

                 Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

                 IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 1st day of March, 1996.


    /s/ Keith E. Bailey                         /s/ Jack D. McCarthy
---------------------------------          ------------------------------
        Keith E. Bailey                           Jack D. McCarthy
Chairman of the Board, President                Senior Vice President
  and Chief Executive Officer               (Principal Financial Officer)
 (Principal Executive Officer)                      and Director


                             /s/ Gary R. Belitz
                       ------------------------------
                               Gary R. Belitz
                                 Controller
                       (Principal Accounting Officer)

  /s/ John C. Bumgarner, Jr.                   /s/ Stephen L. Cropper
---------------------------------          ------------------------------
    John C. Bumgarner, Jr.                        Stephen L. Cropper
          Director                                    Director



   /s/ Lloyd A. Hightower                        /s/ Henry C. Hirsch
---------------------------------          ------------------------------
     Lloyd A. Hightower                            Henry C. Hirsch
          Director                                     Director



                            /s/ Howard E. Janzen
                       ------------------------------
                              Howard E. Janzen
                                  Director





                                           WILLIAMS HOLDINGS OF DELAWARE,
                                           INC.



                                           By /s/ Jack D. McCarthy
                                              ---------------------------
                                                 Jack D. McCarthy
ATTEST:                                        Senior Vice President


    /s/ David M. Higbee
---------------------------------
      David M. Higbee
        Secretary

                      WILLIAMS HOLDINGS OF DELAWARE, INC.


                 I, the undersigned, DAVID M. HIGBEE, Secretary of WILLIAMS HOLDINGS OF DELAWARE, INC., a Delaware corporation (hereinafter called the "Corporation"), do hereby certify that pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, the Board of Directors of this Corporation unanimously consented, as of March 1, 1996, to the following:

                                  RESOLVED that the Chairman of the Board, the
                 President or any Vice President of the Corporation be, and each of them hereby is, authorized and empowered to execute a Power of Attorney for use in connection with the execution and filing, for and on behalf of the Corporation, under the Securities Exchange Act of 1934, of the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1995.

                 I further certify that the foregoing resolution has not been modified, revoked or rescinded and is in full force and effect.

                 IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of WILLIAMS HOLDINGS OF DELAWARE, INC., this 19th day of March, 1996.


                                             /s/ David M. Higbee
                                        ------------------------------
                                               David M. Higbee
                                                  Secretary

(CORPORATE SEAL)